UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2013

WEX INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32426	01-0526993
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, Maine	04106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 773-8171

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2013, WEX Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Credit Agreement (the “Credit Agreement”), among the Company, as borrower, Wright Express Card Holdings Australia Pty Ltd, a wholly-owned subsidiary of the Company, as specified designated borrower (“Card Holdings Australia”, and, together with the Company, the “Borrowers”), Bank of America, N.A., as administrative agent, swing line lender and L/C issuer (“Bank of America”), and the other lenders party thereto (the “Lenders”). The Credit Agreement provides for a five-year $300 million term loan facility, and a five-year $800 million secured revolving credit facility with a $150 million sublimit for letters of credit and a $20 million sublimit for swingline loans. The indebtedness covenant under the Credit Agreement requires that the Company reduce the revolving commitments under the Credit Agreement on a dollar-for-dollar basis to the extent that the Company issues more than $300 million in principal amount of senior or senior subordinated notes of the Company. Subject to certain conditions, including obtaining relevant commitments, the Company has the option to increase the facility by up to an additional $100 million.

The Credit Agreement amends, restates and substitutes for the Credit Agreement, dated as of May 23, 2011 (the “Original Credit Agreement”), among the Company, Card Holdings Australia, Bank of America, as administrative agent, the joint lead arrangers and other agents named therein, and a syndicate of lenders. The Credit Agreement increases the outstanding amount of the term loan from $185 million to $300 million and increases the amount of the revolving loan from $700 million to $800 million. A portion of the indebtedness owing under the Credit Agreement is the same indebtedness as formerly evidenced by the Original Credit Agreement.

Proceeds from the Credit Agreement may be used for working capital purposes, acquisitions, payment of dividends and other restricted payments, refinancing of indebtedness, and other general corporate purposes.

Amounts outstanding under the Credit Agreement bear interest at a rate equal to, at the Company’s option, (a) the Eurocurrency Rate, as defined, plus a margin of 1.25% to 2.25% based on the ratio of consolidated funded indebtedness of the Company and its subsidiaries to consolidated EBITDA or (b) the highest of (i) the Federal Funds Rate plus 0.50%, (ii) the prime rate announced by Bank of America, and (iii) the Eurocurrency Rate plus 1.00%, in each case plus a margin of 0.25% to 1.25% based on the ratio of consolidated funded indebtedness of the Company and its subsidiaries to consolidated EBITDA. In addition, the Company has agreed to pay a quarterly commitment fee at a rate per annum ranging from 0.20% to 0.40% based on the ratio of consolidated funded indebtedness of the Company and its subsidiaries to consolidated EBITDA of the daily unused portion of the Credit Agreement. Any outstanding loans under the Credit Agreement mature on January 18, 2018, unless extended pursuant to the terms of the Credit Agreement.

The Credit Agreement contains customary representations and warranties, as well as affirmative and negative covenants. Affirmative covenants include financial and other reporting, payment of obligations, preservation of existence, maintenance of properties, maintenance of insurance, compliance with laws, maintenance of books and records, granting of inspection rights, use of proceeds, maintenance of all authorizations and approvals, and the addition of certain domestic subsidiaries to the Domestic Subsidiary Guaranty (as defined below), certain foreign subsidiaries to the Foreign Subsidiary Guaranty (as defined below), certain subsidiaries to the Pledge Agreement (as defined below) and the stock of certain foreign subsidiaries to the Pledge Agreement. Negative covenants include limitations on liens and investments, limitations on incurrence or guarantees of indebtedness, limitations on mergers, consolidations, asset sales and acquisitions, limitations on dividends and other restricted payments, limitations on affiliate transactions, and limitations on sale and leaseback transactions. In particular, the Company is not permitted to make any restricted payments (which includes any dividend or other distribution) except that, if there is no Default or Event of Default (as defined in the Credit Agreement), the Company may (i) declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests, (ii) purchase, redeem or otherwise acquire equity interest issued by it with the proceeds received from the substantially concurrent issue of new shares of its qualified stock, (iii) make restricted payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its subsidiaries, (iv) make restricted payments, provided that after giving effect to each such restricted payment and any related transactions (including any related incurrence of indebtedness), the ratio of consolidated funded indebtedness of the Company and its subsidiaries to consolidated EBITDA for the last period of four fiscal quarters shall be less than 1.75:1.00, calculated on a pro forma basis, or (v) make other restricted payments (including cash dividends) of up to $25 million in any fiscal year if it is in pro forma compliance with the financial ratios described below. The Credit Agreement also requires that the Company maintain at the end of each fiscal quarter the following financial ratios:

•	a consolidated EBIT to consolidated interest charges ratio of no less than 3.00 to 1.00, measured quarterly; and

•

a consolidated funded indebtedness (excluding the amount of consolidated funded indebtedness due to permitted securitization transactions) to consolidated EBITDA ratio of no more than 3.25 to 1.00, measured quarterly.

The Company may elect to increase the permissible ratio under the latter financial covenant to 3.75 to 1.00 in connection with certain acquisitions.

The Credit Agreement contains customary events of default, including, among others, non-payment of principal, interest or other amounts when due, violation of covenants, inaccuracy of representations and warranties in any material respect, cross-defaults with other indebtedness, the occurrence of certain ERISA or bankruptcy or insolvency events, certain undischarged judgments, the occurrence of a Change in Control (as defined in the Credit Agreement), the occurrence of certain regulatory or other enforcement actions against WEX Bank, a Utah industrial bank and a wholly-owned subsidiary of the Company, the cessation of a valid and perfected first priority lien pursuant to the Collateral Documents (as defined in the Credit Agreement), and the termination of subordination provisions of any document evidencing any subordinated indebtedness. Upon the occurrence and during the continuance of an event of default under the Credit Agreement, the Lenders may declare the loans and all other obligations under the Credit Agreement immediately due and payable.

The obligations of the Borrowers under the Credit Agreement are guaranteed by the Company. In accordance with the terms of the Credit Agreement, the Company executed a Reaffirmation Agreement, reaffirming its obligations under the Guaranty, dated as of May 23, 2011 (the “Guaranty”), in favor of Bank of America and the Lenders.

The obligations of the Borrowers under the Credit Agreement are guaranteed by Wright Express Fueling Solutions, Inc., FleetOne Holdings, LLC, FleetOne, L.L.C. and TransPlatinum Service, LLC, each a direct or indirect wholly-owned subsidiary of the Company (collectively, the “Guarantors”). In accordance with the terms of the Credit Agreement, the Company and the Guarantors are party to a Domestic Subsidiary Guaranty, dated as of May 23, 2011 (the “Domestic Subsidiary Guaranty”), in favor of Bank of America and the Lenders, and the Company and the Guarantors reaffirmed their obligations under the Guaranty pursuant to the Reaffirmation Agreement.

The obligations of the Borrowers under the Credit Agreement are secured by a pledge of 65% of the stock of Wright Express Australia Holdings Pty Ltd, a wholly-owned subsidiary of the Company (“Australia Holdings”). The Reaffirmation Agreement reaffirms the Company’s obligations under a Pledge Agreement, dated as of May 23, 2011 (the “Pledge Agreement”), in favor of Bank of America and the Lenders, and a Share Mortgage dated as of May 23, 2011 (the “Share Mortgage”) in favor of Bank of America and the Lenders, evidencing and granting such pledge in the stock of Australia Holdings.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above regarding limitations on the payment of dividends is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In this Current Report on Form 8-K, the Company is updating certain disclosures appearing under the headings “Business” and “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”).

Disclosure Regarding Description of Business

Pursuant to this Item 7.01, the Company is providing certain information relating to the Company’s business (the “Description of Business”), attached as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01. The Description of Business reflects updates and modifications to the description of the Company’s business contained in Part I, Item 1 of the 2011 Form 10-K. References in the Description of Business to “WEX”, “the Company”, “we”, “us” or “our” are references to the Company and its subsidiaries, except as the context otherwise requires.

Disclosure Regarding Risk Factors

Pursuant to this Item 7.01, the Company is providing certain risk factors relating to the Company’s business (the “Risk Factors”), attached as Exhibit 99.2 hereto and incorporated by reference in this Item 7.01. The Risk Factors reflect updates and modifications to the risk factors contained in Part I, Item 1A of the 2011 Form 10-K. References in the Risk Factors to “WEX”, “the Company”, “we”, “us” or “our” are references to the Company and its consolidated subsidiaries, except as the context otherwise requires.

Disclosure of Selected Historical Consolidated Financial and Operating Information

Pursuant to this Item 7.01, the Company is providing certain information relating to the Company’s historical consolidated financial and operating results (the “Selected Historical Consolidated Financial and Operating Information”), attached as Exhibit 99.3 hereto and incorporated by reference in this Item 7.01. The Selected Historical Consolidated Financial and Operating Information reflects updates and modifications to the information contained in Part II, Item 6 of the 2011 Form 10-K and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2012.

The Company refers to the terms “adjusted EBITDA” and “adjusted EBITDA margin” in various places in the information in this Current Report on Form 8-K, including the exhibits attached hereto and incorporated herein by reference. Each of these terms is a supplemental measure (a “non-GAAP financial measure”) that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Readers should be aware that our measurement of adjusted EBITDA and adjusted EBITDA margin may not be comparable to those of other companies. See the reconciliation of these non-GAAP financial measures to their GAAP counterparts included in Exhibit 99.3 hereto, which is incorporated by reference in this Item 7.01.

Forward-Looking Statements

This Current Report on Form 8-K contains information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the company’s expectations, beliefs and business results in the future. Any statements herein that are not statements of historical facts may be deemed to be forward-looking statements. When used herein, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements relate to our future plans, objectives, expectations and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause our actual results or performance to be materially different from future results or performance expressed or implied by these forward-looking statements. The following factors, among others, could cause actual results to differ materially from those contained in forward-looking statements made herein: the effects of general economic conditions on fueling patterns and the commercial activity of fleets; the effects of the Company’s international business expansion and integration efforts and any failure of those efforts; the impact and range of credit losses; breaches of the Company’s technology systems and any resulting negative impact on its reputation, liability, or loss of relationships with customers or merchants; the Company’s failure to successfully integrate the businesses it has acquired; fuel price volatility; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; the actions of regulatory bodies, including banking, derivatives and securities regulators, or possible changes in banking regulations impacting the Company’s industrial bank and the Company as the corporate parent; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; financial loss if the Company determines it necessary to unwind its derivative instrument position prior to the expiration of a contract; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in this Current Report on Form 8-K (including, without limitation, Exhibit 99.2 hereto). Neither these forward-looking statements nor these factors reflect the potential future impact of any alliance, merger, acquisition or disposition. All forward-looking statements are based on information available to the Company on the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K as a result of new information, future events or otherwise. Undue reliance should not be placed on these statements.

Information Furnished Not Filed

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is furnished to comply with Item 7.01 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On January 1, 2012, the Company adopted the amended accounting guidance issued by the Financial Accounting Standards Board concerning the presentation of comprehensive income. The new guidance requires comprehensive income to be reported in either a single statement or in two consecutive statements reporting net income and other comprehensive income. The Company elected to present a single statement. The impact of retrospectively adjusting for the adoption of this standard was immaterial to the Company’s historical financial statements. This amended guidance did not change the items that constitute net income or other comprehensive income, the timing of when other comprehensive income is reclassified to net income, or the earnings per share computation. The Company’s Unaudited Consolidated Statements of Comprehensive Income for the years ended December 31, 2011, 2010, 2009 and 2008 are attached as Exhibit 99.4 hereto and incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: January 22, 2013	By:	/s/ Steven A. Elder
Steven A. Elder
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Description of Business

99.2	Risk Factors

99.3	Selected Historical Consolidated Financial and Operating Information

99.4	Unaudited Consolidated Statements of Comprehensive Income for the years ended December 31, 2011, 2010, 2009 and 2008